                                                                      EXHIBIT 21


                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                             AS OF DECEMBER 31, 1998

TENNECO INC. (DELAWARE)
     Aircal S.A. (France)..............................................   100  %
         (Tenneco Inc. owns all shares except seven which are
         held by its four directors and Tenneco Packaging Inc.,
         Tenneco Protective Packaging Inc. and Tenneco
         Packaging International Holdings Inc.)
     Airpack Japan K.K. (Japan)........................................   100
     Airpack Polska Sp.Z.O.O. (Poland).................................   100
     Airpack SPA (Italy)...............................................    98
         (Tenneco Inc. owns 98%; Tenneco Packaging International
         Holdings Inc. owns 2%)
         Altapack SPA (Italy)..........................................   100
     Counce Limited Partnership (Texas Limited Partnership)............    95
         (Tenneco Inc. owns 95%, as Limited Partner; and Tenneco
         Packaging Leasing Company owns 5%, as General Partner)
         Counce Finance Corporation (Delaware).........................   100
     Greenmont Insurance Company (Vermont).............................   100
     Kobusch Packaging Egypt Ltd. (Egypt)..............................    99.75
         (Tenneco Inc. owns 99.75%; and Kobusch Folien GmbH owns .25%)
     Omni-Pac GmbH (Germany)...........................................     1
         (Tenneco Deutschland Holdinggesellschaft mbH owns 99%;
         and Tenneco Inc. owns 1%)
         Omni-Pac S.A.R.L. (France)....................................     3
              (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
     Omni-Pac S.A.R.L. (France)........................................    97
         (Tenneco Inc. owns 97%; and Omni-Pac GmbH owns 3%)
     Scriptoria N.V. (Belgium).........................................    99.6
         (Tenneco Inc. owns approximately 99.6%; Tenneco Packaging
         International Holdings Inc. owns 18 shares; and the
         remainder of the shares are held by unknown third parties)
         Sentinel GmbH Verpackungen (Germany)..........................    <1
              (Tenneco Inc. owns >99%; and Scriptoria N.V. owns <1%)
     Sentinel GmbH Verpackungen (Germany)..............................    99
         (Tenneco Inc. owns >99%; and Scriptoria N.V. owns <1%)
     Tenneco Asia Inc. (Delaware)......................................   100
     Tenneco Asheville Inc. (Delaware).................................   100
     Tenneco Automotive Deutschland GmbH (Germany).....................     1
         (Tenneco Inc. owns 1%; and Tenneco Deutschland
         Holdinggesellschaft mbH owns 99%)
     Tenneco Automotive Foreign Sales Corporation Limited (Jamaica)....     1
         (Tenneco Inc. owns 1%; and Tenneco Automotive Inc. owns 99%)
     Tenneco Automotive Inc. (Delaware)................................   100
          (Tenneco Inc. owns 100% of the common stock; and Tenneco
          Packaging Inc. owns 100% of the non-voting preferred stock.)

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Automotive Inc. (Delaware)


         Beijing Monroe Automobile Shock Absorber Company Ltd
              (Peoples Republic of China).............................     51%
              (Tenneco Automotive Inc. owns 51%; and Beijing
              Automotive Industry Corporation, an unaffiliated
              company, owns 49%)
         Dalian Walker-Gillet Muffler Co. Ltd. (Peoples Republic
              of China)...............................................     55
              (Tenneco Automotive Inc. owns 55%; and
              non-affiliates own 45%)
         McPherson Strut Company Inc. (Delaware)......................    100
         Precision Modular Assembly Corp. (Delaware)..................    100
         Rancho Industries Europe B.V. (Netherlands)..................    100
         Tenneco Automotive Foreign Sales Corporation Limited.
         (Jamaica)....................................................     99
              (Tenneco Automotive Inc. owns 99%; and Tenneco Inc.
              owns 1%)
         Tenneco Automotive Japan Ltd. (Japan)........................    100
         Tenneco International Holding Corp. (Delaware)...............      4.77
              (Tenneco Inc. owns 95.23% of Common Stock and 75%
              of $8.00 Junior Preferred Stock; Tenneco Automotive Inc.
              owns 4.77% of Common Stock and 25% of $8.00 Junior
              Preferred Stock; and MW Investors L.L.C., an
              unaffiliated company, owns 100% of Variable Rate
              Voting Participating Preferred Stock. The subsidiaries
              of Tenneco International Holding Corp. are listed
              beginning on page 5 hereof.)
         The Pullman Company (Delaware)...............................    100
              Autopartes Walker S.A. de C.V.  (Mexico)................    100
                  Consorcio Terranova S.A. de C.V. (Mexico)...........     99.99
                      (Autopartes Walker S.A. de C.V. owns 99.99%;
                      and Josan Latinamericana S.A. de C.V.,
                      an unaffiliated company, owns 0.01%)
                  Monroe-Mexico S.A. de C.V. (Mexico).................    100
                      Tenneco Automotive Servicios de Mexico, S.A.
                      de C.V. (Mexico)................................      0.01
                           (Proveedora Walker S. de R.L. de C.V. owns
                           49,999 shares, and Monroe-Mexico, S.A.
                           de C.V. owns 1 share)
                  Proveedora Walker S. de R.L. de C.V. (Mexico).......     99.99
                      (Autopartes Walker S.A. de C.V. owns 99.99%;
                      and Pullmex S. de R.L. de C.V. owns .01%)
                      Pullmex S. de R.L. de C.V. (Mexico).............      0.01
                           (Proveedora Walker S. de R.L. de C.V.
                           owns 0.01% and Autopartes Walker S.A.
                           de C.V. owns 99.99%)
                      Tenneco Automotive Servicios de Mexico, S.A.
                      de C.V. (Mexico)................................     99.99
                           (Proveedora Walker S. de R.L. de C.V. owns
                           49,999 shares, and Monroe-Mexico, S.A.
                           de C.V. owns 1 share)
                  Pullmex S. de R.L. de C.V...........................     99.99
                      (Autopartes Walker S.A. de C.V. owns 99.9%;
                      and Proveedora Walker S. de R.L.
                      de C.V. owns 0.1%)
                      Proveedora Walker S. de R.L. de C.V. (Mexico)...      0.01
                           (Pullmex S. de R.L. de C.V. owns 0.01%;
                           and Autopartes Walker S.A. de C.V.
                           owns 99.99%)

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Automotive Inc. (Delaware)
        Subsidiaries of The Pullman Company (Delaware)


            Clevite Industries Inc. (Delaware)....................  100%
            Peabody International Corporation (Delaware)..........  100
                Barasset Corporation (Ohio).......................  100
                Peabody Galion Corporation (Delaware).............  100
                Peabody Gordon-Piatt, Inc. (Delaware).............  100
                Peabody N.E., Inc. (Delaware).....................  100
                Peabody World Trade Corporation (Delaware)........  100
                Peabody-Myers Corporation (Illinois)..............  100
                Pullman Canada Ltd. (Canada)......................   61
                   (Peabody International Corporation owns 61%;
                   and The Pullman Company owns 39%)
            Pullman Canada Ltd. (Canada)..........................   39
                      (The Pullman Company owns 39%; and
                      Peabody International Corporation owns 61%)
            Pullman Standard Inc. (Delaware)......................  100
            Tenneco Brazil Ltda. (Brazil).........................  100
                Tenneco Automotive Brazil Ltda. (Brazil)..........  100
   Tenneco Automotive RSA Company (Delaware)......................  100
   Tenneco Automotive Trading Company (Delaware)..................  100
   Tenneco Brake, Inc. (Delaware).................................  100
   Tenneco Business Services Holdings Inc. (Delaware).............  100
       Tenneco Business Services Inc. (Delaware)..................  100
   Tenneco Deutschland Holdinggesellschaft mbH (Germany)..........   99.97
       (Tenneco Inc. owns 99.97%; and Atlas Vermoegensverwaltung, an unaffiliated company, owns 0.03%)
       GILLET Unternehmesverwaltungs GmbH (Germany)...............  100
            Heinrich Gillet GmbH & Co. KG (Germany)...............    0.1
                (GILLET Unternehmesverwaltungs GmbH owns 0.1%;
                and Tenneco Deutschland Holdinggesellschaft mbH
                owns 99.9%.  The subsidiaries of Heinrich
                Gillet GmbH & Co. KG are listed below.)
       Heinrich Gillet GmbH & Co. KG (Germany)....................   99.9
            (Tenneco Deutschland Holdinggesellschaft mbH owns
            99.9%; and GILLET Unternehmesverwaltungs
            GmbH owns 0.1%)
            ELGIRA Montagebetrieb fur Abgasanlagen
            Rastatt GmbH (Germany)................................   50
                (Heinrich Gillet GmbH & Co. KG owns 50%; and
                an unaffiliated party owns 50%)
            Exhaust Systems Technology Limited (United Kingdom)...    0.01
                (Heinrich Gillet GmbH & Co. owns 0.01%; and
                Gillet Torsmaskiner UK Limited owns 99.99%)

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Deutschland Holdinggesellschaft mbH (Germany)
        Subsidiaries of Heinrich Gillet GmbH & Co. KG (Germany)


              Gillet-Abgassysteme Zickau Gmbh (Germany).................  100  %
                  Elagest AB (Sweden)...................................   50
                      (Gillet-Abgassysteme Zickau GmbH owns 50%; and
                      an unaffiliated party owns 50%)
              Mastra-Gillet Industria e Comercio Ltda. (Brazil).........   50
                  (Heinrich Gillet GmbH & Co. KG owns 50%; and Mastra
                  Industria e Comercio Ltda., an unaffiliated company,
                  owns 50%)
              Montagewerk Abgastechnik Emden GmbH (Germany).............   50
                  (Heinrich Gillet GmbH & Co. KG owns 50%; and
                  an unaffiliated party owns 50%)
         Kobusch Folien GmbH (Germany)..................................  100
              Kobusch Packaging Egypt Ltd. (Egypt)......................    0.25
                  (Kobusch Folien GmbH owns 0.25%; and Tenneco Inc.
                  owns 99.75%)
         Nord-West Verpackung GmbH (Germany)............................  100
              Nord-West Wohnungsbau GmbH (Germany)......................  100
         Omni-Pac Ekco GmbH Verpackungsmittel (Germany).................  100
              Omni-Pac Poland Sp. z o.o. (Poland).......................  100
              PCA Embalajes Espana S.L. (Spain).........................    1
                  (Omni-Pac Ekco GmbH Verpackungsmittel owns 1%; and
                  Tenneco Forest Products GmbH owns 99%)
         Omni-Pac GmbH (Germany)........................................   99
              (Tenneco Deutschland Holdinggesellschaft mbH owns 99%;
              and Tenneco Inc. owns 1%)
              Omni-Pac ApS (Denmark)....................................  100
              Omni-Pac A.B. (Sweden)....................................  100
              Omni-Pac S.A.R.L. (France)................................    3
                  (Omni-Pac GmbH owns 3%; and Tenneco Inc. owns 97%)
         Sengewald Verpackungen GmbH (Germany)..........................  100
              Sengewald Klinikprodukte GmbH (Germany)...................  100
              Sengewald France S.A.R.L. (France)(1).....................  100
         Tenneco Automotive Deutschland GmbH (Germany)..................   99
              (Tenneco Deutschland Holdinggesellschaft mbH owns 99%;
              and Tenneco Inc. owns 1%)
         WALKER GILLET (Europe) GmbH (Germany)..........................  100
     Tenneco Europe Limited (Delaware)..................................  100


---------------------
(1)
-  In dissolution

                 TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
     Subsidiaries of Tenneco Europe Limited (Delaware)


         Wimetal S. A. (France).........................................  <1  %
               (Tenneco Europe Limited owns 1 share; Walker
               Limited owns 1 share;  Walker France S.A. owns 99%;
               and each of David Zerhusen, Howard van Schoyck,
               Daniel Barth, Daniel Bellanger, Herman Weltens and
               Theo Bonneu, affiliated persons, owns 1 share)
     Tenneco Inc. (Nevada).............................................. 100
     Tenneco International Business Development Limited (Delaware)...... 100
         Ambassador Packaging (Ireland) Limited (Ireland)............... 100
     Tenneco International Finance Limited (United Kingdom)(1).......... 100
     Tenneco International Finance B.V. (Netherlands)................... 100
     Tenneco International Holding Corp. (Delaware).....................  95.23
         (Tenneco Inc. owns.95.23% of Common Stock and 75% of
         $8.00 Junior Preferred Stock; Tenneco Automotive Inc.
         owns 4.77% of Common Stock and 25% of $8.00 Junior
         Preferred Stock; and MW Investors L.L.C., an
         unaffiliated company, owns 100% of Variable Rate
         Voting Participating Preferred Stock)
         Alupak, A.G. (Switzerland)..................................... 100
         Monroe Australia Pty. Limited (Australia)...................... 100
               Monroe Springs (Australia) Pty. Ltd. (Australia)......... 100
               Monroe Superannuation Pty. Ltd. (Australia).............. 100
               Walker Australia Pty. Limited (Australia)................ 100
         Monroe Auto Equipement France, S.A. (France)...................  99.3
               (Tenneco International Holding Corp. owns 99.3%;
               Tenneco Automotive Europe N.V. owns 1 share;
               and each of Larry Stevenson, Geert Everaert,
               Theo Bonneu, Roy Kolotylo, Joe Budo and Robert
               Vlassenroot owns 1 share)
               Tenneco Automotive Europe Coordination
               Center N.V. (Belgium)....................................    0.1
                  (Tenneco Automotive Europe N.V. owns 99.9%; and
                  Monroe Auto Equipement France, S.A. owns 0.1%)
               Monroe Packaging N.V. (Belgium)..........................    0.1
                  (Tenneco Automotive Europe N.V. owns 99.9%;
                  and Monroe Auto Equipement France, S.A. owns 0.1%)
               Tenneco Automotive Italia S.r.l. (Italy).................   15
                  (Tenneco International Holding Corp. owns 85%;
                  and Monroe Auto Equipement France, S.A. owns 15%)
         Tenneco Automotive Europe N.V. (Belgium).......................  100
              Monroe Amortisor Imalat Ve Ticaret A.S. (Turkey)..........   99.85
                  (Tenneco Automotive Europe N.V. owns 99.85%;
                  and various unaffiliated individual stockholders own 0.15%)



--------------------
(1)
   In dissolution

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of International Holding Corp. (Delaware)
         Subsidiaries of Tenneco Automotive Europe N.V. (Belgium)

              Monroe Auto Equipement France. S.A. (France)............    <1
                  (Tenneco International Holding Corp. owns 99.3%;
                  Tenneco Automotive Europe N.V. owns 1 share;
                  and each of Larry Stevenson, Geert Everaert,
                  Theo Bonneu, Roy Kolotylo, Joe Budo and Robert
                  Vlassenroot owns 1 share.  The subsidiaries of
                  Monroe Auto Equipement France S.A. are
                  listed on page 5.)
              Tenneco Automotive Europe Coordination
              Center N.V. (Belgium)...................................    99.9
                  (Tenneco Automotive Europe N.V. owns 99.9%; and
                  Monroe Auto Equipement France, S.A. owns 0.1%)
              Monroe Packaging N.V. (Belgium).........................    99.9
                  (Tenneco Automotive Europe N.V. owns 99.9%; and
                  Monroe Auto Equipement France, S.A. owns 0.1%)
         Tenneco Automotive Italia S.r.l. (Italy).....................    85
              (Tenneco International Holding Corp. owns 85%; and
              Monroe Auto Equipement France, S.A. owns 15%)
         Tenneco Automotive Polska Sp. z.O.O..........................     1
              (Tenneco International Holding Corp. owns 1%; and
              Tenneco Global Holdings Inc. owns 99%)
         Tenneco Automotive Sverige A.B. (Sweden).....................   100
         Tenneco Canada Inc. (Ontario)................................   100
              Tenneco Credit Canada Corporation (Alberta).............   100
         Tenneco Global Holdings Inc. (Delaware)......................   100
              Fric-Rot S.A.I.C. (Argentina)...........................    54.99
                  (Tenneco Global Holdings Inc. owns 54.99%;
                  Maco Inversiones S.A. owns 44.85%; Thomas E. Evans,
                  an affiliated person, owns .01%; and
                  unaffiliated parties own .15%)
              Maco Inversiones S.A. (Argentina).......................   100
                  Fric-Rot S.A.I.C. (Argentina).......................    44.85
                      (Maco Inversiones S.A. owns 44.85%;
                      Tenneco Global Holdings Inc. owns 54.99%;
                      Thomas E. Evans, an affiliated person, owns
                      .01%; and unaffiliated parties own .15%)
              Monroe Springs (New Zealand) Pty. Ltd. (New Zealand)....   100
              Monroe Czechia s.r.o. (Czech Republic)..................   100
              Tenneco Automotive Iberica, S.A. (Spain)................   100
                  Tenneco Packaging Hexacomb S.A. (Spain).............   100
              Tenneco Automotive Polska Sp. z.O.O. (Poland)...........    99
                  (Tenneco Global Holdings Inc. owns 99%;
                  Tenneco International Holdings Corp. owns 1%)
              Tenneco Mauritius Limited (Mauritius)...................   100

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco International Holdings Corp. (Delaware)
        Subsidiaries of Tenneco Global Holdings Inc. (Delaware)
            Subsidiaries of Tenneco Mauritius Limited (Mauritius)

                  Hydraulics Limited (India)...........................    51  %
                      (Tenneco Mauritius Limited owns 51% and
                      Bangalore Union Services Limited, an
                      unaffiliated company, owns 49%)
                      Renowned Automotive Products
                      Manufacturers Ltd. (India).......................    83
                           (Hydraulics Limited owns 83%; and
                           non-affiliates own 17%)
                  Tenneco Automotive India Private Limited (India).....   100
                      Walker Exhaust India Private Limited (India).....  <100
                           (Tenneco Automotive India Private Limited
                           owns less than 100%; and an unaffiliated
                           party owns the balance)
         Tenneco Holdings Danmark A/S (Denmark)........................   100
              Gillet Exhaust Technologie (Proprietary) Limited
              (South Africa)...........................................   100
              Gillet Lazne Belohrad, s.r.o. (Czech Republic)...........   100
              Tenneco Automotive Holdings South Africa Pty. Ltd.
              (South Africa)...........................................    51
                  (Tenneco Holdings Danmark A/S owns 51%; and an
                  unaffiliated party owns 49%)
                  Armstrong Hydraulics South Africa (Pty.) Ltd.
                  (South Africa).......................................   100
                  Armstrong Properties (Pty.) Ltd. (South Africa)......   100
                  Monroe Manufacturing (Pty.) Ltd. (South Africa)......   100
              Tenneco Automotive Port Elizabeth (Proprietary) Limited
              (South Africa)...........................................   100
              Tenneco Automotive Portugal - Componentes para
              Automovel, S.A.
              (Portugal)...............................................   100
              Walker Danmark A/S (Denmark).............................   100
         Walker France S.A. (France)...................................   100
              (Tenneco International Holding Corp. owns 470,371 shares;
              Daniel Bellanger owns 16 shares; Robert Bellanger owns
              8 shares; and each of Walker Europe, Inc., Alain Bellanger, Theodore Bonneu, Roy Kolotylo and David Zerhusen owns 1 share)
              Gillet Tubes Technologies G.T.T. (France)................   100
              Wimetal S.A. (France)....................................    99
                  (Walker France S.A. owns 99%; Tenneco Europe Limited owns
                  1 share, Walker Limited owns 1 share; and each
                  of David Zerhusen, Howard van Schoyck, Daniel
                  Barth, Daniel Bellanger, Herman Weltens and
                  Theo Bonneu, affiliated persons, owns 1 share)
              Walker France Constructeurs S.A.R.L. (France)............   100
     Tenneco Management Company (Delaware).............................   100
     Tenneco Packaging - Chile Holdings Inc. (Delaware)................   100
         Tenneco Packaging - Chile S.A. (Chile)........................   100
     Tenneco Packaging Europe B.V. (Netherlands).......................   100
         Nederlandse Pillo-Pak Maatshchappij B.V. (Netherlands)........   100
     Tenneco Packaging Hungary Holdings Inc. (Delaware)................   100
     Tenneco Packaging Inc. (Delaware).................................   100

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Packaging Inc. (Delaware)

         A&E Plastics, Inc. (Delaware)..................................  100  %
         American Cellulose Corporation (Delaware)......................   50
              (Tenneco Packaging Inc. owns 50%; and Larry E. Homan, an unaffiliated individual, owns 50%)
         The Corinth and Counce Railroad Company (Mississippi)..........  100
              Valdosta Southern Railroad Company (Florida)..............  100
         Dahlonega Packaging Corporation (Delaware).....................  100
         Dixie Container Corporation (Virginia).........................  100
         Dongguan PCA Packaging Co., Ltd. (Peoples Republic of China)...   50
              (Tenneco Packaging Inc. owns 50%; and Dongguan Dong Ya
              Color Printing & Packaging Factory, an unaffiliated
              company, owns 50%)
         EKCO Products, Inc. (Illinois).................................  100
         E-Z Por Corporation (Delaware).................................  100
         Glacier-Cor US Corporation (Delaware)..........................  100
              Glacier-Cor US Holding Corporation (Delaware).............  100
                  E. H. Carton Products - Management Company
                  Ltd. (Israel).........................................   50
                      (Glacier-Cor US Holding Corporation owns 50%; and non-affiliates owns 50%)
                  Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou' Shena'yim Ltd.
                      (Israel)..........................................   99
                      (Glacier-Cor US Holding Corporation owns 99%; and
                       Hexacomb Corporation owns 1%)
                      Kinarot Pallet Ltd. (Israel)......................   50
                           (Ha'Lakoach Ha'Neeman owns 50%; and I.M.A.
                           Engineering, an Israeli company and a
                           non-affiliate, owns 50%
                      Yamaton Ltd. (Israel).............................   33.3
                           (Ha'Lakoach Ha'Neeman owns 33.3%; and
                           non-affiliates, Kibbutz Ein Hamifietz
                           and Kibbutz Ga'aton own 66.7%
         Hexacomb Corporation (Illinois)................................  100
              Ha'Lakoach Ha' Neeman Ha' Sheesheem Ou'
               Shena'yim Ltd. (Israel)..................................    1
                  (Hexacomb Corporation owns 1%; and Glacier-Cor
                  US Holding Corporation owns 99%.  Subsidiaries
                  are listed above.)
              Hexajapan Company, Ltd. (Japan)...........................   60
                  (Hexacomb Corporation owns 60%; and
                  non-affiliates owns 40%)
         Packaging Corporation of America (Nevada)......................  100
         PCA Box Company (Delaware)(1)...................................  100
         PCA Hydro, Inc. (Delaware).....................................  100
         PCA Romania Srl (Romania)......................................   50
              (Tenneco Packaging Inc. owns 50%; and Kraftcorr Inc., an unaffiliated company, owns 50%)


--------------------
(1)
   In dissolution

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Packaging Inc. (Delaware)


         PCA Tomahawk Corporation (Delaware)............................  100%
         PCA Valdosta Corporation (Delaware)............................  100
         PCA West Inc. (Delaware).......................................  100
              Coast-Packaging Company (California General Partnership)..   50
                  (PCA West Inc. owns 50%, as General Partner; and
                  J.G. Haddy Sales Company, an unaffiliated company,
                  owns 50%, as General Partner)
         Pressware International, Inc. (Delaware).......................  100
         Revere Foil Containers, Inc. (Delaware)........................  100
         Suncor, Inc. (South Carolina)..................................  100
         Tenneco AVI Acquisition Inc. (Delaware)........................  100
         Tenneco CAP Acquisition Inc. (Delaware)(1).....................  100
         Tenneco CPI Holding Company (Delaware).........................  100
         Tenneco Forest Products GmbH (Germany).........................  100
              PCA Embalajes Espana S.L. (Spain).........................   99
                  (Tenneco Forest Products GmbH owns 99%; and
                  Omni-Pac Ekco GmbH Verpackungsmittel owns 1%)
         Tenneco Packaging de Mexico, S.A. de C.V. (Mexico).............    0.01
              (Tenneco Packaging Inc. owns 1 share; and
              Tenneco Packaging International Holdings Inc.
              owns 499,999 shares)
         Tenneco Packaging Hungary Packaging Material
         Limited (Hungary)(2)...........................................  100
              Budafok Recycling Waste Paper Recovery Ltd. (Hungary).....   63.8
                  (Tenneco Packaging Hungary Packaging Material
                  Limited owns 63.8%; and Asco Hungaria Kft., an
                  unaffiliated company, owns 36.2%)
         Tenneco Packaging Specialty and Consumer Products
          Inc. (Delaware)...............................................  100
         Tenneco Protective Packaging Inc. (Delaware)...................  100
              AVI Technologies, Inc. (Delaware).........................  100
         Tenneco Rochester Acquisition Inc. (Delaware)(1)...............  100
         Tenneco Windsor Box & Display, Inc. (Delaware)(1)..............  100
         798795 Ontario Limited (Ontario)...............................  100
              Astro-Valcour, Ltd. (Ontario).............................  100
              Tenneco Packaging Canada Inc. (Ontario)...................  100
              Tenneco Packaging - Hexacomb Limited (Ontario)............  100
                  Shearmat Structures Ltd. (Manitoba)...................  100
         Zhejing Zhongbao Packaging (Peoples Republic of China).........   37.5
              (Tenneco Packaging Inc. owns 37.5%; and non-affiliates
              own 62.5%)
     Tenneco Packaging International Holdings Inc. (Delaware)...........  100
         Airpack SPA (Italy)............................................    2
              (Tenneco Packaging International Holdings Inc. owns 2%;
              and Tenneco Inc. owns 98%)

---------------
(1)  In dissolution

(2)  This company is commonly referred to as "Tenneco Packaging Hungary Kft."

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Tenneco Packaging International Holdings Inc. (Delaware)


         Scriptoria N.V. (Belgium)......................................   <1  %
              (Tenneco Packaging International Holdings Inc. owns
              <1% or 18 shares; Tenneco Inc. owns approximately
              99.6%; and the remainder of the shares are held
              by unknown third parties)
         Tenneco Packaging de Mexico, S.A. de C.V.......................   99.99
              (Tenneco Packaging International Holdings Inc.
              owns 499,999 shares; and Tenneco Packaging Inc.
              owns 1 share)
         Wellenfoam N.V. (Belgium)......................................   <1
              (Tenneco Packaging International Holdings Inc.
              owns <1% or 1 share; and Tenneco Inc. owns 99+%)
     Tenneco Packaging Leasing Company (Delaware).......................  100
         Counce Limited Partnership (Texas Limited Partnership).........    5
              (Tenneco Packaging Leasing Company owns 5%, as
              General Partner; and Tenneco Inc. owns 95%,
              as Limited Partner)
              Counce Finance Corporation (Delaware).....................  100
     Tenneco Packaging RSA Company (Delaware)...........................  100
     Tenneco PPI Company (Delaware).....................................  100
     Tenneco Retail Receivables Company (Delaware)......................  100
     Tenneco Romania Holdings Inc. (Delaware)...........................  100
         Tenneco Forest Products S.A. (Romania).........................  100
              (Shawn Kelly, Richard Bierlich, Robert Haught
              and Brent Nyberg, all of whom are affiliated,
              each hold share(s) of this company)
     The Baldwin Group, Ltd. (U.K.).....................................  100
         Ambassador Packaging Ltd. (U.K.)...............................  100
              Coastal Packaging Ltd. (U.K.).............................  100
              Prempack Limited (U.K.)...................................  100
              R & H Robinson (Sheffield) Ltd. (U.K.)....................  100
         Baldwin Packaging Limited (U.K.)...............................   <1
              (The Baldwin Group owns <1% or 1 share
              J&W Baldwin (Holdings) Ltd. owns 99.9%)
         J&W Baldwin (Holdings) Ltd. (U.K.).............................   99.9
              (The Baldwin Group, Ltd. holds all of the shares
              of J&W Baldwin (Holdings) Ltd., except for one
              share which is held jointly by The Baldwin Group, Ltd.
              and P. W. Taylor)
              Baldwin Packaging Limited (U.K.)..........................   99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and
                  The Baldwin Group owns <1% or 1 share)
                  Jiffy Rugated Products Limited (U.K.).................   99.9
                      (Baldwin Packaging Limited owns 99.9%; and
                      The Baldwin Group owns <1% or 1 share)
                  J&W Baldwin (Manchester) Limited (U.K.)...............   99.9
                      (Baldwin Packaging Limited owns 99.9%;
                      and The Baldwin Group owns <1% or 1 share)


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

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of The Baldwin Group, Ltd. (U.K.)
        Subsidiaries of J&W Baldwin (Holdings) Ltd. (U.K.)

             Jifcour (UK) Limited (U.K.)...............................   99.9%
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and
                  The Baldwin Group, Ltd. owns <1% or 1 share)
              Jiffy Packaging Company Ltd. (U.K.)......................    99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and
                  The Baldwin Group, Ltd. owns <1% or 1 share)
              Pentland Packaging Limited (Scotland)....................    99.9
                  (J&W Baldwin (Holdings) Ltd. owns 99.9%; and
                  The Baldwin Group, Ltd. owns <1% or 1 share)
         J&W Baldwin (Manchester) Limited (U.K.).......................    <1
              (The Baldwin Group, Ltd. owns <1% or 1 share; and
              Baldwin Packaging Limited owns 99.9%)
         Jifcour (UK) Limited (U.K.)...................................    <1
              (The Baldwin Group, Ltd. owns <1% or 1 share; and
              J&W Baldwin (Holdings) Ltd. owns 99.9%)
         Jiffy Packaging Company Ltd. (U.K.)...........................    <1
              (The Baldwin Group, Ltd. owns <1% or 1 share; and
              J&W Baldwin (Holdings) Ltd. owns 99.9%)
         Jiffy Rugated Products Limited (U.K.).........................    <1
              (The Baldwin Group, Ltd. owns <1% or 1 share; and
              Baldwin Packaging Limited owns 99.9%)
         Pentland Packaging Limited (Scotland).........................    <1
              (The Baldwin Group, Ltd. owns <1% or 1 share; and
              J&W Baldwin (Holdings) Ltd. owns 99.9%)
     Thompson and Stammers Dunmow (Number 6) Limited (United Kingdom)..   100
     Thompson and Stammers Dunmow (Number 7) Limited (United Kingdom)..   100
     TMC Texas Inc. (Delaware).........................................   100
     Walker Europe, Inc. (Delaware)....................................   100
         Walker France S.A. (France)...................................    <1
              (Tenneco International Holding Corp. owns
              470,371 shares; Daniel Ballenger owns 16 shares;
              Robert Bellanger owns 8 shares; and each of Walker
              Europe, Inc., Alain Bellanger, Theodore Bonneu,
              Roy Kolotylo and David Zerhusen owns 1 share)
     Walker Electronic Silencing Inc. (Delaware).......................   100
     Walker Limited (United Kingdom)...................................   100
         Gillet Torsmaskiner UK Limited (United Kingdom)...............    50
              (Walker Limited owns 100 A Ordinary Shares, 50% of total equity; and AB Torsmaskiner, an unaffiliated company, owns 100 B Ordinary Shares, 50% of total equity)

                  TENNECO INC. AND SUBSIDIARIES AND AFFILIATES
                            AS OF DECEMBER 31, 1998

Subsidiaries of Tenneco Inc. (Delaware)
    Subsidiaries of Walker Limited (United Kingdom)
        Subsidiaries of Gillet Torsmaskiner UK Limited (United Kingdom)


              Exhaust Systems Technology Limited (United Kingdom)......   99.99%
                  (Gillet Torsmaskiner UK Limited owns 99.99%;
                  and Heinrich Gillet GmbH & Co. owns .01%)
         Omni-Pac U.K. Limited (United Kingdom)........................  100
         Tenneco Automotive UK Limited (United Kingdom)................  100
              Gillet Exhaust Manufacturing Limited (United Kingdom)....  100
              Gillet Pressings Cardiff Limited (United Kingdom)........  100
              Walker (UK) Limited (United Kingdom).....................  100
                  J.W. Hartley (Motor Trade) Limited (United Kingdom)..  100
                  Tenneco - Walker (U.K.) Ltd. (United Kingdom)........  100
         Tenneco Management (Europe) Limited (United Kingdom)..........  100
         Tenneco Packaging Limited  (Scotland).........................  100
              Alpha Products (Bristol) Limited (United Kingdom)........  100
              Brucefield Plastics Limited (Scotland)...................  100
              Polbeth Packaging (Corby) Limited (Scotland).............  100
              Tenneco Packaging (Caerphilly) Limited (United Kingdom)..  100
              Tenneco Packaging (Films) Limited (United Kingdom).......  100
              Tenneco Packaging (Livingston) Limited (Scotland)........  100
              Tenneco Packaging (Stanley) Limited (United Kingdom).....  100
         Tenneco Packaging (UK) Limited (United Kingdom)...............  100
         Wimetal S. A. (France)........................................   <1
              (Walker Limited owns 1 share; Tenneco Europe Limited
              owns 1 share; Walker France S.A. owns 99%; and each
              of David Zerhusen, Howard van Schoyck, Daniel Barth,
              Daniel Bellanger, Herman Weltens and Theo Bonneu,
              affiliated persons, owns 1 share)
     Walker Manufacturing Company (Delaware)...........................  100
         Ced's Inc. (Illinois).........................................  100
     Walker Norge A/S (Norway).........................................  100
     Wellenfoam N.V. (Belgium).........................................   99.9
         (Tenneco Inc. owns 99.9%; and Tenneco Packaging
         International Holdings Inc. owns <1% or 1 share)
     Wood Products Leasing Company (Delaware)..........................  100



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